UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2017

bBooth, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55314	90-1118043
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

346 S Hauser Blvd, Suite 210 Los Angeles, California	90036
(Address of principal executive offices)	(Zip Code)

(855) 250-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

ITEM 1.01. Entry into a Material Definitive Agreement.

Effective February 14, 2017, we entered into a Securities Purchase Agreement, (the “Purchase Agreement”), by and between an otherwise unaffiliated, accredited investor (the “Purchaser”) and us in connection with our issuance and sale to the Purchaser of shares of our Series A Preferred Stock under the terms and conditions as set forth in the Purchase Agreement (the “Sale”).

In connection with the Sale, our Board of Directors (our “Board”) authorized and approved a series of preferred stock to be known as “Series A Convertible Preferred Stock”, for which 1,050,000 shares, $0.0001 par value per share, were authorized and a Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock, (the “Certificate”), was filed with the Office of the Secretary of State of the State of Nevada (the “State”) to effectuate the authorization. Pursuant to the Purchase Agreement, the purchase of shares of our Series A Preferred Stock may occur in several tranches (each, a “Tranche”; and, collectively, the “Tranches”). The first Tranche of $300,000 ($315,000 in stated value, represented by 315,000 shares of our Series A Preferred Stock) closed simultaneously with the execution of the Purchase Agreement on February 14, 2017 (the “First Closing”), and each additional Tranche shall close at such times and on such financial terms as may be agreed to by the Purchaser and us.

Pursuant to the terms of the Purchase Agreement, the shares of our Series A Preferred Stock issued in the First Closing are to be redeemed by us in five (5) equal weekly payments (each, a “Redemption Payment”), commencing in approximately 180 days from the First Closing. All but one of the Redemption Payments may be made by us in cash or in shares of our common stock, at our option. One of the Redemption Payments must be made in shares of our common stock. Redemption Payments made using shares of our common stock will be valued based upon a VWAP formula, tied to the then-current quoted price of shares of our common stock, described with greater particularity in the Purchase Agreement.

The foregoing does not purport to be a complete description of the rights and obligations of the parties under the Purchase Agreement and the Certificate, and is qualified in its entirety by reference to complete copies of such documents, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation.

The information contained in Item 1.01 “Entry into a Material Definitive Agreement” above with respect to the mandatory redemption of the shares of our Series A Convertible Preferred Stock in the principal amount of $300,000 plus accrued origination fees and dividends is responsive to this Item 2.03 and is incorporated by reference herein.

Section 3 – Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities.

As further described above in Item 1.01, effective February 14, 2017, we issued 315,000 shares of our Series A Preferred Stock to the Purchaser. The Purchaser is an accredited investor (as that term is defined in Regulation D of the Securities Act of 1933, as amended, and, in issuing securities to the Purchaser, we relied on the exemption from the registration requirements of the Securities Act provided by Rule 506(b) of Regulation D promulgated thereunder by the Securities and Exchange Commission (the “Commission”) and/or Section 4(a)(2) of the Securities Act.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of ANTON & CHIA, LLP as Principal Accountant

On February 15, 2017, our Audit Committee of our Board dismissed Anton & Chia, LLP (“A&C”), as our principal independent registered public accounting firm.

The reports of A&C on our consolidated financial statements for our fiscal years ended December 31, 2015 and December 31, 2014 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was substantial doubt about our ability to continue as a going concern due to our substantial operating losses, working capital deficiencies and dependence on future capital contributions or financing to fund ongoing operations.

During our past two fiscal years ended December 31, 2015 and December 31, 2014 and in the subsequent interim period through February 15, 2017 (the “Relevant Period”), there have been no disagreements, as that term is defined in Item 304(a)(1)(iv) and the related instructions of Regulation S-K, promulgated by the Commission, pursuant to the Securities Exchange Act of 1934, as amended, with A&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of A&C, would have caused A&C to make reference to the subject matter of the disagreement(s) in connection with its report on our financial statements.

We provided A&C with a copy of the disclosures in this Current Report prior to filing with the Commission. A copy of A&C’s letter dated February 15, 2017 to the Commission, stating whether it agrees with the statements made in this Current Report, is filed as Exhibit 16.1 to this Current Report.

(b) Appointment of Weinberg & Company, P.A. as Principal Accountant

On February 15, 2017, our Audit Committee appointed Weinberg & Company, P.A. (“Weinberg”), as our principal independent registered public accounting firm to audit our financial statements for our fiscal year ended December 31, 2016.

During the Relevant Period, neither we, nor (to our knowledge) anyone acting on our behalf, consulted with Weinberg regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the our financial statements; (iii) any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) and the related instructions of Regulation S-K; or (iv) any reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Section 7 – Regulation FD

ITEM 7.01. Regulation FD Disclosure.

On February 21, 2017, we issued a press release announcing the Purchase Agreement. The press release is furnished as Exhibit 99.1 to this Current Report.

Section 9 – Financial Statements and Exhibits

ITEM 9.01. Financial Statements and Exhibits

10.1	Securities Purchase Agreement by and between the Company and the Purchaser, dated February 13, 2017.

10.2	Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock, dated February 13, 2017.

16.1	Letter from Anton & Chia, LLP, dated February 15, 2017 to the Securities and Exchange Commission.

99.1	Press release dated February 21, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2017	bBOOTH, INC

	By:	/s/ Rory J. Cutaia
Rory J. Cutaia
Chairman and Chief Executive Officer